UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 1, 2007

Gladstone Investment Corporation
(Exact name of registrant as specified in its charter)

Delaware	814-00704	83-0423116
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1521 Westbranch Drive, Suite 200	22102
McLean, Virginia	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (703) 287-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Gladstone Investment Corporation is filing this Amendment No. 1 to its Current Report on Form 8-K, which was filed on August 1, 2007 (the “Original Filing”), to correct an inadvertent error in the numbering of Item 2.02 Results of Operations and Financial Condition.  In the Original Filing, Item 2.02 Results of Operations and Financial Condition, was incorrectly numbered Item 8.01 Other Events.  The corrected Item 2.02 in this Amendment No. 1 entirely supersedes the applicable item in the Original Filing and all other items remain unchanged from the Original Filing.

Item 2.02 Results of Operation and Financial Condition.

On August 1, 2007, Gladstone Investment Corporation issued a press release announcing its financial results for the fiscal first quarter ended June 30, 2007. The text of the press release is included as an exhibit to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein are deemed to be furnished and shall not be deemed to be filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Investment Corporation
(Registrant)
By:/s/ Harry Brill
August 3, 2007	(Harry Brill, Chief Financial Officer)